UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2026

HERTZ GLOBAL HOLDINGS, INC.
THE HERTZ CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-37665	61-1770902
Delaware	001-07541	13-1938568
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8501 Williams Road
Estero, Florida 33928
239-301-7000
(Address of principal executive offices, including zip code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, Par value $0.01 per share	HTZ	The Nasdaq Stock Market LLC
Warrants to Purchase Common Stock	HTZWW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

HVF III Rental Car Asset Backed Note Offerings

On August 27, 2026, Hertz Vehicle Financing III LLC (“HVF III”), a wholly-owned, special-purpose and bankruptcy remote subsidiary of The Hertz Corporation (“THC”), issued two series of notes to unaffiliated third parties: (1) the Series 2026-3 Fixed Rate Rental Car Asset Backed Notes, Class A, Class B, Class C, and Class D, in an aggregate principal amount equal to $357,750,000, pursuant to the Series 2026-3 Supplement (the “Series 2026-3 Supplement”), dated as of August 27, 2026, among HVF III, as issuer, THC, as administrator, and The Bank of New York Mellon Trust Company, N.A. (“BNYM”), as trustee, to the Base Indenture (the “Base Indenture”), dated as of June 29, 2021, which was previously filed as Exhibit 10.7 to the Current Report on Form 8-K filed on July 7, 2021; and (2) the Series 2026-4 Fixed Rate Rental Car Asset Backed Notes, Class A, Class B, Class C, and Class D, in an aggregate principal amount equal to $477,000,000, pursuant to the Series 2026-4 Supplement (the “Series 2026-4 Supplement”), dated as of August 27, 2026, among HVF III, as issuer, THC, as administrator, and BNYM, as trustee, to the Base Indenture. In addition, HVF III also issued (1) the Series 2026-3 Fixed Rate Rental Car Asset Backed Notes, Class E, in an aggregate principal amount equal to $17,250,000, pursuant to the Series 2026-3 Supplement, which were purchased by THC, and (2) the Series 2026-4 Fixed Rate Rental Car Asset Backed Notes, Class E, in an aggregate principal amount equal to $23,000,000, pursuant to the Series 2026-4 Supplement, which were purchased by THC.

The Series 2026-3 Fixed Rate Rental Car Asset Backed Notes, Class A, Class B, Class C, Class D, and Class E (collectively, the “Series 2026-3 Notes”) and the Series 2026-4 Fixed Rate Rental Car Asset Backed Notes, Class A, Class B, Class C, Class D, and Class E (collectively, the “Series 2026-4 Notes”) are described together below as the “Series 2026 Notes.”

THC utilizes the HVF III securitization platform, which consists of both variable funding notes and medium-term notes, such as the Series 2026 Notes issued in the offerings described herein, to finance its U.S. rental car fleet. Subject to certain conditions, additional notes may be issued in the future under the Base Indenture.

The Series 2026 Notes were issued with the following terms:

Notes Issued	Principal		Interest Rate	Expected Final Payment Date	Legal Final Payment Date
Series 2026-3
Class A		$245,250,000.00	5.51%	February 2030	February 2031
Class B		$36,000,000.00	6.04%	February 2030	February 2031
Class C		$46,500,000.00	7.02%	February 2030	February 2031
Class D		$30,000,000.00	9.62%	February 2030	February 2031
Class E		$17,250,000.00	10.33%	February 2030	February 2031

Series 2026-4
Class A		$327,000,000.00	5.87%	February 2032	February 2033
Class B		$48,000,000.00	6.50%	February 2032	February 2033
Class C		$62,000,000.00	7.38%	February 2032	February 2033
Class D		$40,000,000.00	10.70%	February 2032	February 2033
Class E		$23,000,000.00	11.35%	February 2032	February 2033

The Series 2026-3 Class B Notes are subordinated to the Series 2026-3 Class A Notes. The Series 2026-3 Class C Notes are subordinated to the Series 2026-3 Class A Notes and the Series 2026-3 Class B Notes. The Series 2026-3 Class D Notes are subordinated to the Series 2026-3 Class A Notes, the Series 2026-3 Class B Notes, and the Series 2026-3 Class C Notes. The Series 2026-3 Class E Notes are subordinated to the Series 2026-3 Class A Notes, the Series 2026-3 Class B Notes, the Series 2026-3 Class C Notes, and the Series 2026-3 Class D Notes.

The Series 2026-4 Class B Notes are subordinated to the Series 2026-4 Class A Notes. The Series 2026-4 Class C Notes are subordinated to the Series 2026-4 Class A Notes and the Series 2026-4 Class B Notes. The Series 2026-4 Class D Notes are subordinated to the Series 2026-4 Class A Notes, the Series 2026-4 Class B Notes, and the Series 2026-4 Class C Notes. The Series 2026-4 Class E Notes are subordinated to the Series 2026-4 Class A Notes, the Series 2026-4 Class B Notes, the Series 2026-4 Class C Notes, and the Series 2026-4 Class D Notes.

Unless an amortization event occurs, HVF III is not required to make any principal payments on (i) the Series 2026-3 Notes until September 2029 and (ii) the Series 2026-4 Notes until September 2031. Beginning in September 2029 for the Series 2026-3 Notes and September 2031 for the Series 2026-4 Notes, HVF III is expected to make a payment equal to one-sixth of the initial principal amount until repayment is made in full on the applicable legal final payment date for such series of notes in February 2031 and February 2033, respectively.

The occurrence and continuation of an amortization event related to the Series 2026 Notes may result in HVF III being required to pay principal on the Series 2026 Notes earlier than anticipated. Amortization events include, among other things, the failure to pay principal or interest in a timely manner, the failure to maintain sufficient assets compared to the outstanding amount of debt, the failure to maintain sufficient liquidity in the form of reserve accounts or letters of credit, the presence of certain liens on HVF III’s assets, any misrepresentations by HVF III, any covenant defaults and defaults by either HVF III or THC, as administrator of HVF III under the Administration Agreement, dated as of June 29, 2021, which was previously filed as Exhibit 10.9 to the Current Report on Form 8-K filed on July 7, 2021. In the event that one or more amortization events occurs and is continuing, holders of the Series 2026 Notes may force HVF III or BNYM on their behalf to sell vehicles and, if a default occurs under the Master Motor Vehicle Operating Lease and Servicing Agreement (HVF III) (the “Lease”), dated as of June 29, 2021, which was previously filed as Exhibit 10.8 to the Current Report on Form 8-K filed on July 7, 2021, the holders of the Series 2026 Notes may force THC and/or DTG Operations, Inc., a wholly-owned indirect subsidiary of THC, each as a lessee under the Lease, to return vehicles for sale by HVF III. Proceeds of any such sales made during the enforcement of remedies are required to repay the Series 2026 Notes and any notes issued by HVF III in the future.

The net proceeds of the Series 2026 Notes were used in part to repay the amounts outstanding on HVF III’s Series 2021-A Variable Funding Rental Car Asset Backed Notes. Remaining funds are expected to be used for the future acquisition or refinancing of eligible vehicles to be leased under the Lease or, in certain circumstances, any excess of the proceeds could be distributed by HVF III to THC, as its parent.

The foregoing descriptions of the Series 2026 Notes are qualified in their entirety by reference to the complete terms and conditions of the Series 2026-3 Supplement and the Series 2026-4 Supplement, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, which are incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 contained in Item 1.01 of this Current Report is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description
10.1
Series 2026-3 Supplement, dated as of August 27, 2026, among Hertz Vehicle Financing III LLC, as issuer, The Hertz Corporation, as administrator, and The Bank of New York Mellon Trust Company, N.A., as trustee.

10.2
Series 2026-4 Supplement, dated as of August 27, 2026, among Hertz Vehicle Financing III LLC, as issuer, The Hertz Corporation, as administrator, and The Bank of New York Mellon Trust Company, N.A., as trustee.

104.1	Cover page Interactive Date File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC. THE HERTZ CORPORATION
(each, a Registrant)

Date: August 28, 2026	By:	/s/ Scott M. Haralson
	Name:	Scott M. Haralson
	Title:	Executive Vice President and Chief Financial Officer